THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

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Exhibit 10.7

EASTMAN – RAYONIER

CHEMICAL CELLULOSE AGREEMENT

RAYONIER PERFORMANCE FIBERS, LLC (“RAYONIER”) agrees to sell and EASTMAN CHEMICAL COMPANY (“EASTMAN”) agrees to purchase products as specified in this Agreement (“Agreement “). As of January 1, 2012 (the “effective date”), this Agreement replaces and supplants in its entirety that certain Chemical Cellulose Agreement with an effective date of July 1, 2003 (“2003 Agreement”), as was amended from time to time, between RAYONIER and EASTMAN (collectively referred to as the “Parties”). For clarity, each party’s obligations and rights under the 2003 Agreement for the 2011 contract year and which, by their terms, survive expiration or termination of the 2003 Agreement, shall be complied with by the parties.

WHEREAS, RAYONIER is regularly engaged in the business of manufacturing and selling both cellulose specialties pulp (including dissolving pulp) and fluff pulp;

WHEREAS, EASTMAN is regularly engaged in the business of buying dissolving pulp;

WHEREAS, RAYONIER is considering whether to undertake the expansion of its cellulose specialties capacity in a way that will reduce RAYONIER’s fluff pulp capacity;

WHEREAS, EASTMAN wants RAYONIER to undertake the expansion of its cellulose specialties capacity and is desirous of buying cellulose specialties from RAYONIER;

NOW THEREFORE, in consideration of the foregoing recitals, and the premises and mutual consideration set forth herein, the parties agree as follows:

1. Definitions:

(a) Board Approval means the initial and continued approval of the Board of Directors of Rayonier Inc. (the “Board”) for RAYONIER to proceed with undertaking the process and steps necessary to successfully complete the CSE. The Parties recognize and agree the Board may withdraw its approval at any time prior to the successful completion of the CSE, contingent upon many factors including, without limitation, the feasibility of the CSE, the ability and costs to obtain or comply with the necessary permitting and governmental approvals, and overall market conditions.

(b) C Mill means the one mill line at RAYONIER’s Jesup, Georgia facility, that has historically been used primarily in the production of fluff pulp.

(c) Cellulose Specialties Expansion (“CSE”) means the conversion of C Mill from a primarily fluff production line to a cellulose specialties line capable of consistently manufacturing approximately 190,000 Air Dry Metric Tons (“ADMT”) of on grade cellulose specialties consistent with RAYONIER’s standards and specifications.

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(d) Cellulose Specialties Expansion Volume (“CSE Volume”) means Product manufactured by RAYONIER as a result of RAYONIER’s increased capacity resulting from RAYONIER undergoing Cellulose Specialties Expansion (“CSE”). Although the CSE may only increase cellulose specialties capacity of C Mill, CSE Volume refers to all chemical cellulose manufactured by RAYONIER as a result of such increased capacity on the C mill line at RAYONIER’s Jesup, Georgia facility to include volume produced on other lines in Jesup, Georgia, as well as volume produced at RAYONIER’s Fernandina, Florida facility.

(e) Chemical Cellulose shall have the same meaning as “Products”.

(f) Base Volume means the difference of: the total quantity of Chemical Cellulose to be purchased and sold in each year as set forth in paragraph 3(a), minus the CSE Volume.

(g) Product means cellulose specialties in the grades of Chemical Cellulose designated by RAYONIER as *** and such other grades of Chemical Cellulose as may be added hereto by written agreement. EASTMAN’S identification numbers for such grades are as follows:

RAYONIER Grade	EASTMAN Global Material Number	EASTMAN Purchase Specification Number
***
***	***	***
***	***	***
***	***	***

***
***	***	***
***	***

2. Price Addendum and *** Addendum.

The “Price Addendum” (Addendum la attached hereto and by reference made a part hereof) lists the price and the allowance, if any, for the above grades. The Price Addendum shall be updated whenever there is any change in price in accordance with Article 6 hereof. The “*** Addendum” (Addendum 1b attached hereto and by reference made a part hereof) provides the schedule of volume related ***.

EASTMAN and RAYONIER shall maintain their activities related to improving product quality and the manufacturing economics of both parties.

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3. Quantities:

(a) Although this is not a “take-or-pay” contract, this is a contract whereby EASTMAN agrees to purchase the following quantities of Chemical Cellulose in the years specified:

Year	Total Quantity (ADMT)	Base Volume (ADMT)

2012	***	***
2013	***	***
2014	***	***
2015	***	***
2016	***	***
2017 and subsequent years*	***	***

*	Unless otherwise terminated as provided under Article 7.

(b) *** ADMT per year of volume for each of the years 2014 through 2017, and for each subsequent year, shall be CSE Volume. RAYONIER’s obligation to sell the CSE Volume to EASTMAN shall be subject to the conditions precedent set forth in Article 4.

(c) In no event will EASTMAN’s obligation to purchase Chemical Cellulose in any calendar year be less than the quantities stated in subsection (a) above (with each *** quantities above indicating *** in each year), except as provided under Article 6(b). Notwithstanding any other provisions of this Agreement, EASTMAN shall purchase and RAYONIER shall sell the Base Volume.

4. Conditions Precedent: Notwithstanding any other provisions of this Agreement, the obligations of RAYONIER relating to CSE Volume and the CSE Volume *** (as contained in the *** Addendum) under this Agreement are expressly conditioned upon the following:

(a) Board Approval (as defined above);

(b) Approval and Permits by governmental and regulatory authorities (including, without limitation, the Georgia Environmental Protection Division, and all other state, local, and federal governments and agencies); and

(c) The completion of the CSE.

5. Purchase Notice and Shipping Schedule: EASTMAN shall give RAYONIER sufficient notice of purchase needs and shall spread weekly shipment quantities as evenly as possible throughout the year. RAYONIER and EASTMAN shall follow the procedures for production and shipment planning as detailed in Addendum 2 attached hereto and by reference made a part hereof.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

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6. Price:

(a) The price and allowances, if any, for each grade of Chemical Cellulose on the effective date of this Agreement shall be as specified in the Price Addendum. Thereafter RAYONIER shall inform EASTMAN of its estimated price change(s) for the following calendar year, if any, by *** of each year and the actual price by *** of such year.

(b) At any time during the term of this Agreement, EASTMAN may notify RAYONIER in writing of its receipt of an offer ***. Such notice must include sufficient information to allow RAYONIER to ***.

(c) ***

(d) It is understood that a large capital investment needs to be made by RAYONIER to implement the CSE, and EASTMAN is desirous that RAYONIER proceed with the CSE. By agreeing to purchase the CSE Volume under the terms and conditions set forth in this Agreement, EASTMAN is providing RAYONIER substantial inducement for Rayonier to complete the CSE and is helping to facilitate the possible undertaking of CSE. In light of this, ***.

(e) If, during any calendar year during the term of this Agreement, RAYONIER makes *** as used herein, is defined as ***. Notwithstanding the above, in 2012 and 2013, RAYONIER may ***.

(f) At all times during the term of this Agreement, RAYONIER shall not allow ***. In addition, RAYONIER shall not allow, at any time during the term hereof, ***. Notwithstanding the above, RAYONIER may ***.

(g) EASTMAN shall have reasonable audit rights regarding applicable pricing data. Specifically, EASTMAN shall be able to inspect RAYONIER’s records (via a mutually agreed-upon third party) to verify the different pricing mechanisms mentioned in this Article 6. The auditor making such inspection shall be required to sign a reasonable confidentiality agreement provided by RAYONIER and shall report only that RAYONIER is in compliance with the pricing mechanisms, and if not, the amount of such discrepancy. Upon receipt by RAYONIER of a report showing such a pricing discrepancy, RAYONIER shall revise the applicable price charged to EASTMAN so that such discrepancy no longer exists in the future, and shall provide the appropriate credit to adjust the incorrectly priced previously purchased Chemical Cellulose within 30 days. The expense and fees of the auditor shall be paid by EASTMAN, unless a discrepancy in excess of $*** per ADMT (annual basis) is found in favor of EASTMAN, in which case the expenses and fees shall be paid by RAYONIER.

(h) A RAYONIER corporate officer shall confirm by every January 30, beginning January 30, 2013, that RAYONIER has complied with the requirements of this Article 6 during the preceding calendar year.

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7. Term: This Agreement shall continue in effect from January 1, 2012, through December 31, 2017, and shall be automatically continued in effect from year to year thereafter unless terminated by either party as set forth in this Article 7. On or after October 1, 2017, either party may give notice of termination of this Agreement at any time, with a termination date not less than *** months from such notice, and start the following schedule of shipment reduction. Adherence to the shipment reduction schedule shall be a condition to effective termination of the Agreement. Three (3) months from the beginning of the first calendar quarter after notice is received, shipment reduction shall begin and proceed over the ensuing four (4) calendar quarters. The reduction schedule shall be from a Base Quarterly Quantity. Base Quarterly Quantity shall be defined as either of the following (at the election of the party receiving the termination notice): a) ***% of the Agreement Quantity for the then current year (current as of receipt of notice), or b) ***% of the total quantity shipped during the twelve (12) months prior to the date of termination notice.

Shipment quantities shall be as follows:

•	First calendar quarter – the Base Quarterly Quantity less ***%.

•	Second calendar quarter – the Base Quarterly Quantity less ***%.

•	Third calendar quarter – the Base Quarterly Quantity less ***%.

•	Fourth calendar quarter – the Base Quarterly Quantity less ***%.

•	Fifth calendar quarter – the Base Quarterly Quantity less ***%.

Assuming the shipment reduction schedule has been followed, at the beginning of the fifth (5th) quarter following the start of the shipment reduction schedule, this Agreement shall be terminated.

If Agreement termination notice is given by EASTMAN, the obligation of RAYONIER to give EASTMAN the benefit of *** and *** as described in Article 5 and the *** Addendum of this Agreement shall no longer apply, unless mutually agreed to in writing by the parties.

8. Terms of Payment: The terms shall be payment via wire transfer on the *** day from invoice date. Payment should be made pursuant to instructions appearing on RAYONIER’S invoice.

9. Prior Agreements and Contracts Superseded: This Agreement supersedes all other agreements and contracts entered into by the parties prior to the date hereof with respect to the purchase and sale of grades of Chemical Cellulose to be sold hereunder and such other agreements and contracts shall continue in effect only with respect to chemical cellulose delivered to a common carrier prior to the date hereof.

10. Notice: Any notice shall be sufficiently given when duly mailed, registered or certified mail, return receipt requested, postage prepaid, addressed to:

RAYONIER PERFORMANCE FIBERS, LLC P.O. Box 1280 Jesup, Georgia 31545		EASTMAN CHEMICAL COMPANY 200 S. Wilcox Drive Kingsport, TN, 37622, U.S.A.
Attention:	Vice President Sales, Marketing and Research	Attention:	Vice President, Global Procurement

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

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11. Construction of Contract: This Agreement, which includes Addenda 1a, 1b, 2 and 2a, and all sales of Chemical Cellulose made pursuant hereto, are subject to the General Terms of Sale set forth in the attached Addendum 3, all of which are included herein and made a part hereof. In the event of any inconsistency or conflict between any terms or conditions of this Agreement and the General Terms of Sale (Addendum 3), the terms and conditions of this Agreement shall govern. The parties anticipate that either EASTMAN or RAYONIER may employ, as an administrative matter, purchase orders, order confirmations, agreements of sales or other forms which incorporate other provisions which by their terms purport to apply to a sale hereunder. The parties expressly stipulate that only this Agreement shall govern, and that no provisions in any such form other than terms which are consistent with this Agreement and which identify a specific shipment, shall apply to any sale pursuant hereto. This Agreement may be altered or added to only by express agreement in writing signed by EASTMAN and RAYONIER, and no such agreement shall be implied by any act of shipment or acceptance of Chemical Cellulose.

Executed in duplicate this 15th day of June, 2011.

EASTMAN CHEMICAL COMPANY			RAYONIER PERFORMANCE FIBERS, LLC

By:	/s/ Michael A. Berry		By:	/s/ Lee M. Thomas
	Name:	Michael A. Berry		Name:	Lee M. Thomas
	Title:	VP, Global Procurement		Title:	Chief Executive Officer

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Addendum 1a

CHEMICAL CELLULOSE AGREEMENT

PRICE ADDENDUM

Prices

For information only, the prices in effect as of January 1, 2011 under the 2003 Agreement for RAYONIER’s grades of chemical cellulose sold to EASTMAN are as follows:

RAYONIER Grade	EASTMAN Global Material Number	Price, $/ADMT *
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

****.

Beginning January 1, 2012 the price for *** delivered after January 1, 2012, will be determined by *** to the then current price of ***.

Prices for all grades are subject to change as set forth in Article 6 of this Agreement. Pricing as of the effective date of this Agreement shall also be determined in accordance with Article 6.

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Addendum 1b

CHEMICAL CELLULOSE AGREEMENT

*** ADDENDUM

RAYONIER shall grant EASTMAN *** from the prices in Addendum 1a (as updated by the parties) of this Agreement determined and paid as set forth below, unless this Agreement has been terminated by EASTMAN as provided in Article 7. RAYONIER shall pay all *** by the *** immediately following *** unless EASTMAN is in breach under this Agreement. For accounting purposes, it is assumed ***. If, at the end of any calendar year EASTMAN ***.

Standard ***:

A *** shall be payable on all Base Volume and CSE Volume of Product purchased and paid for by EASTMAN (the “Standard ***”).

CSE Volume ***:

A *** shall be payable on all CSE Volume purchased and paid for by EASTMAN (the “CSE Volume ***”). The CSE Volume *** shall not be payable on Base Volume. For purposes of calculating the CSE Volume *** only, CSE Volume shall be calculated as the quantity of Product purchased by EASTMAN in excess of *** in a calendar year, up to an ***, to fulfill EASTMAN’s total minimum quantity requirement of *** per calendar year ***. For accounting purposes it will be assumed that EASTMAN will purchase the full CSE Volume of *** each year, subject to reimbursement as set forth above.

Special ***:

In addition to the Standard *** and CSE Volume ***, Special *** on the below Products only which are purchased and paid for, will be paid *** according to the following schedule:

	2012	2013	2014	2015	2016	2017

***	***	***	***	***	***	***

***	***	***	***	***	***	***

***
***	***	***	***	***	***	***

Special *** figures are $/ADMT.

The *** will be paid on volume of Product purchased up to *** each calendar year of this Agreement.

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Addendum 2

CHEMICAL CELLULOSE AGREEMENT

PURCHASE NOTICE AND SHIPPING SCHEDULES

The objective of these procedures is to ensure good communication between the parties regarding EASTMAN’S requirements for shipments of Chemical Cellulose and RAYONIER’S ability to produce the Chemical Cellulose to meet the required shipment schedule. The result of the planning should be the development of good production and shipment schedules two (2) to three (3) months ahead, the even flow of shipments over the course of the quarters and year, and *** from RAYONIER’s Fernandina Beach, Florida, and Jesup, Georgia, mills. Commencing in 2012, a target of ***%, +/- ***%, of the *** pulp volume must be purchased from the Fernandina Beach, Florida mill. The parties anticipate that following completion of the CSE it will be necessary to change the ratio of total Product shipments to approximately ***. This *** for ***. Within three (3) months of the completion of the CSE, the parties agree to confer and, if warranted, negotiate in good faith any adjustment to this ratio.

As a second objective, the estimates described herein shall form the basis for estimating any reductions in volume pursuant to Article 7 of the Agreement. The procedure shall be:

•	By *** of each year EASTMAN shall give RAYONIER a “budget notice” in writing of its estimated quarterly purchases from RAYONIER for the following calendar year.

•	By *** of each year EASTMAN and RAYONIER shall review EASTMAN’s estimated quarterly purchases hereunder and determine if any revisions to the budget notice are appropriate.

•	No later than *** days before the start of each calendar quarter, EASTMAN shall give RAYONIER information such as planned production rates, maintenance downtime and/or market curtailments foreseen for the upcoming quarter and RAYONIER shall give EASTMAN similar information related to pulp mill operations over the same period. Product shipments required for the quarter should be scheduled as much as possible in equal weekly increments throughout the quarter.

•	Both parties shall strive to maintain a firm daily shipping schedule of at least *** prior to the actual shipping dates. By Monday of each week a daily shipment schedule shall be agreed upon for the second shipping week ahead.

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Addendum 2a

CHEMICAL CELLULOSE AGREEMENT

***

Upon completion of CSE, but in no event earlier than January 1, 2014, for sales to EASTMAN’s Kingsport facility, RAYONIER shall *** subject to the following:

a.	RAYONIER shall be ***.

b.	Title to the inventory shall remain with RAYONIER and shall be held by RAYONIER until such Product is delivered by RAYONIER to EASTMAN at its Kingsport facility. EASTMAN shall be liable for all risks of loss or damage to the inventory from the time it is delivered to Eastman’s Kingsport facility.

c.	RAYONIER will send EASTMAN a Certificate of Analysis for each shipment of Product entering inventory at the time of shipment from RAYONIER’s mill.

d.	Rayonier ***.

e.	EASTMAN consents to Rayonier ***. EASTMAN agrees, upon request, to execute ***.

f.	Upon expiration or termination of this Agreement, EASTMAN shall *** and *** except if this Agreement is terminated due to a breach by ***. Notwithstanding the foregoing, in the event that this Agreement is terminated due to a breach by ***.

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Addendum 3

RAYONIER – EASTMAN CHEMICAL

GENERAL TERMS OF SALE

(1) TITLE: Title and risk of loss to Chemical Cellulose shall pass to EASTMAN when the relevant shipment is delivered to EASTMAN’s Kingsport, Tennessee facility.

(2) WEIGHT: In case of Chemical Cellulose “Ton” means “Metric Ton” 1,000 kgs. on an air dry basis (i.e., 90% bone-dry Chemical Cellulose by weight and 10% moisture) and usual packaging materials.

(3) SHIPPING COST AND TAXES: Unless the terms of sale specified in the Agreement are *** and, unless the terms of sale specified in the Agreement are ***. In the event *** shall also pay any sales, use, excise or other tax, imposed or increased by Federal, State, Provincial or other taxing authority (except income, excess profits or social security taxes) resulting ***. In the event *** shall pay all present and future charges after arrival of any shipment at Port of Entry, including, but not limited to, all warehouse charges, import duties, consular fees and charges, tariff charges and taxes imposed by any taxing authority in the Port of Entry or country of destination.

(4) QUANTITY: A maximum margin of l0%, more or less, on the quantities shipped is to be allowed for convenience of arranging freighting.

(5) CLAIMS: In the event EASTMAN’s location to which the Chemical Cellulose is being shipped is located in the United States of America or Canada, all claims except for claims of latent defect relating to any shipment must be made in writing within *** after arrival of shipment at destination and in no event later than *** after date of shipment from RAYONIER’s mill. In the event EASTMAN’s location to which the Chemical Cellulose is being shipped is located outside of the United States of America or Canada, all claims relating to any shipment must be made in writing within *** after arrival of the shipment at Port of Entry. A reasonable quantity of such shipment shall be held intact by EASTMAN pending examination. No defect or nonconformity in any shipment or installment shall excuse EASTMAN from accepting and paying for any shipment or installment as to which no defect or nonconformity shall exist; but RAYONIER, at its option, may treat default in payment for any shipment or installment of conforming goods as a breach of the entire Agreement and pursue its rights as described and referred to in paragraph 10.

(6) TESTS: In the event of a dispute as to the moisture content of any Chemical Cellulose, a retest shall be made in accordance with the procedures for the *** as set forth in *** as revised and corrected in ***. EASTMAN shall, however, pay the invoice for the Chemical Cellulose in full, when due, subject to the result of the retest. If the difference in moisture between that described herein or in the Agreement on the one hand and that determined by retesting on the other hand does not exceed l% moisture, the cost of retesting shall be borne by EASTMAN; otherwise, an appropriate adjustment shall be made to the invoice in accordance with the results of the retests and RAYONIER shall bear the cost of the retest.

(7) SELLER’S LIABILITY: RAYONIER warrants that the Chemical Cellulose shall comply with the *** in the Agreement, BUT MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. RAYONIER’s liability hereunder shall in any case be limited to not exceed the purchase price of the particular delivery giving rise to a claim by EASTMAN. Neither party shall be liable to the other party for any special, incidental, indirect, punitive or consequential damages, including, but not limited to, loss of use, or loss of profit, breach of contract between a third party and EASTMAN or RAYONIER, negligence or any other cause of action, nor for cost of litigation related thereto.

(8) CONTINGENCIES: In the event of any contingency preventing or substantially interfering with the production, shipment or delivery of the products deliverable hereunder, including but not limited to such contingencies as fire, accident, sabotage, use, act of war or the public enemy, uprising, riot, restraint by any

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government, regulation, rule or order (whether or not actually valid) of any governmental agency or authority, the fixing of price ceilings on any products deliverable hereunder by a governmental agency or authority below prices agreed to for such products by RAYONIER and EASTMAN, strike, sitdown, lockout, labor dispute, shortage of labor, fuel, power or raw materials, embargo, restriction or scarcity of transportation facilities, act of God or other cause beyond the control of either party, restrictions as to contracts, materials and shipping, and allocations or priorities, RAYONIER shall be under no obligation during such contingency to make shipments if the contingency shall be one immediately affecting RAYONIER and the shipments which otherwise would have been made during such period shall be canceled unless EASTMAN and RAYONIER otherwise mutually agree. If the contingency shall be one immediately affecting EASTMAN such that it is unable to purchase any acetate pulp from any supplier, including RAYONIER, EASTMAN shall immediately notify RAYONIER in writing and shall be under no obligation during the period thereof to accept shipments from RAYONIER except such as have been delivered to common carrier prior to the receipt by RAYONIER of notice from EASTMAN of such contingency. ***. Upon the termination of any such contingency, the obligation of the parties hereunder shall (except as herein otherwise provided) again become fully effective with respect to products, the date for shipment of which have not passed. Notwithstanding the foregoing, nothing in this article shall be used to ***.

In the event ***. In the event *** for purposes of determining whether EASTMAN has complied with the terms of this Agreement, ***.

(9) CSE VOLUME CONTINGENCIES: In addition to the contingencies set forth in the preceding paragraph, CSE Volume shall be subject to the following contingencies: In the event of any contingency preventing or substantially interfering with the production of cellulose specialties to RAYONIER’s standards and specifications on C Mill, including, but not limited to, the following: (1) such contingencies as set forth in the preceding paragraph; (2) lack of or delay in continued Board Approval for CSE; (3) inadequate or untimely approvals and permitting by governmental authorities; and (4) performance or capacity problems on C Mill. An event or condition that substantially interferes with the production of cellulose specialties to RAYONIER’s standard and specifications on C Mill.

(10) SOURCE OF SHIPMENT: ***.

(11) DEFAULTS: If EASTMAN shall be in default for *** in payment due, or, if either party shall be in default in the performance of any other obligation, term or condition hereof, of the Agreement for a period of ***after receipt of written notice from RAYONIER, or if EASTMAN or RAYONIER shall become insolvent, admit in writing its inability to pay its debts as they mature, file a petition in proceedings in bankruptcy or insolvency or for reorganization or liquidation or relief under any bankruptcy, insolvency or debtor laws, make an assignment for the benefit of creditors, consent to the appointment of a receiver of it or of any substantial part of its property, be adjudicated a bankrupt or insolvent on a petition filed against it in bankruptcy or under insolvency or debtor laws, or if an order shall be made by any court appointing a receiver of either EASTMAN or RAYONIER or of any substantial part of the property of either, or if any court shall assume custody or control of either EASTMAN or RAYONIER or of any substantial part of the property of either; then, and in any such event, the non-defaulting party may, at its option, without further demand or further notice of any kind and without prejudice to any other remedies afforded it under the Uniform Commercial Code, under any other applicable law or otherwise, either suspend performance hereunder during the continuance of such event (in which event, if the non-defaulting party elects, the Agreement shall be deemed extended for a period of time equal to that during which performance has been suspended) or terminate the Agreement, any contract entered into pursuant thereto, and/or any other contracts with the defaulting party without prejudice to any right of action for damages against the defaulting party.

(12) ASSIGNMENT: The Agreement shall bind the respective successors and assigns of the parties thereto, but none of either party’s rights or obligations thereunder may be assigned without the other party’s prior written consent, which consent shall not be reasonably withheld except to a subsidiary or affiliated corporation of the assignor, provided that such assignment shall not relieve the assignor of its obligation thereunder. Any such assignment by one party without the other party’s written consent shall be void.

(13) SEVERABILITY: If any provision herein is or becomes invalid or illegal in whole or in part, such provision shall be deemed amended, as nearly as possible, to be consistent with the intent expressed herein, in

General Terms – Page 2

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the Agreement to which these General Terms of Sale are attached as an exhibit, and any contract entered into pursuant thereto, and if such is impossible, that provision shall fail by itself without invalidating any of the remaining provisions not otherwise invalid or illegal.

(14) NOTICE: Any notice shall be sufficiently given when duly mailed, registered or certified mail, return receipt requested, postage prepaid, addressed to RAYONIER at P.O. Box 2070, Jesup, Georgia 31598, U.S.A., Attention: Senior Vice President, Performance Fibers and to EASTMAN 200 S. Wilcox Drive, Kingsport, TN, 37622, U.S.A., Attention Vice President and Chief Procurement Officer , or to such other address for either party as that party may by proper notice designate.

(15) GOVERNING LAWS: These General Terms of Sale, the Agreement to which they are attached as an exhibit and each Chemical Cellulose Agreement entered into pursuant thereto shall be interpreted and construed in accordance with the laws of the ***.

(16) COMPLIANCE WITH FEDERAL LAW: When producing in the United States of America the products deliverable under the Agreement to which these General Terms of Sale are attached as an exhibit and any Chemical Cellulose Agreement entered into pursuant thereto, RAYONIER shall comply with the Fair Labor Standard Act of 1938, as amended, and Title VII of the Civil Rights Act of 1964, as amended.

(17) DELAY NO CAUSE FOR REFUSAL: Notwithstanding anything contained herein, in the event of a carrier or vessel being delayed in arriving at EASTMAN’s location to which the Chemical Cellulose is being shipped or to any foreign Port of Entry, through no fault of RAYONIER, beyond the estimated time of arrival (ETA), such delay shall not by itself constitute a cause for refusal of the shipment by EASTMAN.

General Terms – Page 3